Lord
Abbett


Prospectus
March 1, 2000

Growth & Income Series
International Series
World Bond-Debenture Series
Alpha Series


[GRAPHIC OMITTED]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the International Series are currently offered by this prospectus. Class P shares of the Growth & Income Series, Alpha Series, and World Bond-Debenture Series are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                The Funds


    Information about the goal/         Growth & Income Series            2
principal strategy, main risks,         International Series              5
          performance, and fees         World Bond-Debenture Series       8
                   and expenses         Alpha Series                      11



                                Your Investment

       Information for managing         Purchases                         15
              your Fund account         Sales Compensation                18
                                        Opening Your Account              18
                                        Redemptions                       19
                                        Distributions and Taxes           19
                                        Services For Fund Investors       20
                                        Management                        21


                                For More Information

              How to learn more         Other Investment Techniques       23
                about the Funds         Glossary of Shaded Terms          26
                                        Recent Performance                28



                                Financial Information


  Financial highlights and line         Growth & Income Series            30
 graph comparison of each Fund,         International Series              32
        and broker compensation         World Bond-Debenture Series       34
                                        Alpha Series                      36
                                        Compensation For Your Dealer      38





How to learn more about the Funds       Back Cover
and other Lord Abbett Funds

                                                          Growth & Income Series


GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

     To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. The Fund chooses stocks using

     o quantitative research to identify which stocks we believe represent the best bargains

     o fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     o business cycle analysis to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions.

     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks may limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with bargain stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Bargain stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


We or the Funds refers to any one or more of the the portfolios of Lord Abbett Securities Trust discussed in this Prospectus.


About each Fund. Each Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.


Small-company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks,



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks used by the Funds.


2 The Funds

Growth & Income Series                                  Symbols: Class A - LDFVX
                                                                 Class B - GILBX
                                                                 Class C - GILAX



PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class C shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class C Shares

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1995  - 32.3%
1996  - 18.3%
1997  - 26.9%
1998  - 14.6%
1999  - 19.6%

Best Quarter   4th Q `98  18.4%               Worst Quarter   3rd Q `98   -11.3%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                      1 Year        5 Years        Since Inception(1)

Class A shares                   13.40%            -                21.85%
--------------------------------------------------------------------------------
Class B shares                   14.63%            -                18.00%
Class C shares                   18.58%         22.16%              18.45%
--------------------------------------------------------------------------------
S&P 500(R)Index(2)               21.03%         28.54%              29.57%(3)
                                                                    24.26%(4)
                                                                    23.54%(5)
--------------------------------------------------------------------------------
S&P Barra Value Index(2)         12.72%         22.94%              21.95%(3)
                                                                    15.78%(4)
                                                                    18.65%(5)
--------------------------------------------------------------------------------


(1) The dates of inception for each Class are: A - 7/15/96; B - 6/5/97; and C - 1/3/94.
(2) Performance for the unmanaged S&P 500(R)Index and S&P Barra Value Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 7/31/96 - 12/31/99, to correspond with Class A inception date.
(4) Represents total return for the period 6/30/97 - 12/31/99, to correspond with Class B inception date.
(5) Represents total return for the period 12/31/93 - 12/31/99, to correspond with Class C inception date.


                                                                     The Funds 3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------
Fee Table

------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P


Shareholder Fees (Fees paid directly
from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     5.75%       none        none        none
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses
deducted from Fund assets) (as a % of
average net assets)(3)
------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
Other Expenses                                 0.23%       0.23%       0.23%       0.23%
Total Operating Expenses                       1.33%       1.98%       1.98%       1.43%
------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be: Share Class 1 Year 3 Years 5 Years 10 Years Class A shares $703 $972 $1,262 $2,084
--------------------------------------------------------------------------------
Class B shares           $701          $921             $1,268            $2,139
--------------------------------------------------------------------------------
Class C shares           $301          $621             $1,068            $2,306
--------------------------------------------------------------------------------
Class P shares           $146          $452             $ 782             $1,713

You would have paid the following expenses if you did not redeem your shares:

Class A shares           $703          $972             $1,262            $2,084
--------------------------------------------------------------------------------
Class B shares           $201          $621             $1,068            $2,139
--------------------------------------------------------------------------------
Class C shares           $201          $621             $1,068            $2,306
--------------------------------------------------------------------------------
Class P shares           $146          $452             $ 782             $1,713



Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Funds

                                                            International Series


GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term capital appreciation.

     To pursue this goal, the Fund invests in stocks of companies principally based outside the United States. Under normal conditions, at least 80% of the Fund's assets will be invested in stocks of companies in at least three different countries outside the United States.

     The Fund intends to invest primarily in stocks of small companies, those with market capitalizations of less than $2 billion, although the Fund may also invest in stocks of larger companies.

     We look for

     o    developing global trends on an industry-by-industry basis

     o companies which are the strongest or the best positioned in those industries

     o    companies selling at attractive prices

     o    companies we see as having the best potential for growth or profits.

     We may limit the number of holdings in this Fund to a greater degree than other similar funds in an effort to prevent the dilution of the performance of securities held in the portfolio. However, this Fund is a diversified fund.

     The Fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could potentially reduce the Fund's ability to benefit from an upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing, such as market risk. This means the value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

     Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


Small companies are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.



                                                                     The Funds 5

                               International Series     Symbols: Class A - LAIEX
                                                                 Class B - LINBX
                                                                 Class C - LINCX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
1997  - 19.7%
1998  - 15.5%
1999  - 28.0%


 Best Quarter   1st Q `98  23.7%              Worst Quarter   3rd Q `98   -19.0%


--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999


--------------------------------------------------------------------------------


Share Class                                     1 Year       Since Inception(1)

Class A shares                                  19.90%             18.23%
--------------------------------------------------------------------------------
Class B shares                                  21.34%             18.90%
--------------------------------------------------------------------------------
Class C shares                                  25.25%             19.75%
--------------------------------------------------------------------------------
Class P shares                                    -                29.83%
--------------------------------------------------------------------------------
Morgan Stanley Capital International            27.30%             16.06%(3)

European, Australasia and Far East Index(2)                        14.53%(4)
("MSCI EAFE Index")                                                30.62%(5)
--------------------------------------------------------------------------------


(1) The dates of inception for each Class are: A - 12/13/96; B - 6/2/97; C - 6/2/97; and P - 3/8/99.
(2) Performance for the unmanaged MSCI EAFE Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/96 - 12/31/99, to correspond with Class A inception date.
(4) Represents total return for the period 6/30/97 - 12/31/99, to correspond with Class B and C inception date.
(5) Represents total return for the period 3/31/99 - 12/31/99, to correspond with Class P inception date.




6 The Funds

                                                            International Series

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P


Shareholder Fees (Fees paid directly
from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------
(as a % of offering price)                     5.75%       none        none        none
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from Fund assets)
(as a % of average net assets)(3)
------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
------------------------------------------------------------------------------------------
Other Expenses                                 0.44%       0.44%       0.44%       0.44%
------------------------------------------------------------------------------------------
Total Operating Expenses                       1.54%       2.19%       2.19%       1.64%


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class             1 Year           3 Years          5 Years      10 Years

Class A shares            $723            $1,033          $1,366         $2,304
-------------------------------------------------------------------------------
Class B shares            $722            $ 985           $1,375         $2,359
-------------------------------------------------------------------------------
Class C shares            $322            $ 685           $1,175         $2,524
-------------------------------------------------------------------------------
Class P shares            $167            $ 517           $ 892          $1,944
-------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares            $723            $1,033          $1,366         $2,304
-------------------------------------------------------------------------------
Class B shares            $222            $ 685           $1,175         $2,359
-------------------------------------------------------------------------------
Class C shares            $222            $ 685           $1,175         $2,524
-------------------------------------------------------------------------------
Class P shares            $167            $ 517           $ 892          $1,944


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                     The Funds 7

                                                     World Bond-Debenture Series


GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is high current income and the opportunity for capital appreciation.

     To pursue its goal, the Fund purchases debt securities of U.S. and foreign issuers. The Fund may invest up to 100% of its assets in foreign securities without limiting itself to any particular country. Normally, however, the Fund invests in at least three countries.

     We look for unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or warrants to purchase common stocks. The portfolio managers choose debt securities using

     o quantitative research to evaluate economic, political and market factors to uncover value in economic regions and political areas around the world

     o fundamental research to determine asset allocation strategies among debt securities.

     Normally,  the Fund  invests  at least  65% of its  assets  in all types of bonds, debentures, and other debt securities including: high-yield debt securities (also known as junk bonds); investment grade corporate, government and other debt issues; equity-related securities such as convertibles and debt securities with warrants; and emerging market debt securities.

     The Fund may purchase securities denominated in foreign currencies or in U.S. dollars. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund

     o will keep at least 20% of its assets in investment-grade debt, U.S. government securities, or cash

     o may invest up to 35% of its assets in equity or equity-related securities, although this limit may be exceeded to avoid a loss upon a conversion of a convertible debt security.

     We may take a temporary defensive position by investing our assets in short-term debt securities, in securities traded in fewer than three countries or entirely in domestic securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate. When interest rates rise, debt security prices are likely to decline, and when interest rates fall, debt securities prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund. This risk is greater with junk bonds. Junk bonds are also subject to liquidity risks.

     Foreign securities may present increased market, liquidity, currency, political, information and other risks.

     The Fund is non-diversified. Non-diversified funds may invest in the securities of a relatively few number of issuers. The value of an individual security can be more volatile than the market as a whole and can perform differently than the market as a whole. To the extent the Fund holds securities of fewer issuers than other funds it may be more volatile than those funds.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



High-yield debt securities or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Warrants are a type of security usually issued with a bond that entitles the holder to buy a proportionate amount of common stock at a certain price for a defined period.

Bonds are secured debt obligations of the issuer.

Debentures generally are unsecured debt obligations of the issuer.


8 The Funds

                     World Bond-Debenture Series        Symbols: Class A - WBDAX
                                                                 Class B - WBDBX
                                                                 Class C - WBDCX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1998  - 5.5%
1999  - 5.4%

Best Quarter   4th Q `98  6.4%                Worst Quarter   3rd Q `98    -4.7%

--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of three broad-based securities market indices that together reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                                        1 Year     Since Inception(1)
Class A shares                                     0.40%            3.38%
--------------------------------------------------------------------------------
Class B shares                                     0.06%            3.99%
--------------------------------------------------------------------------------
Class C shares                                     3.68%            5.22%
--------------------------------------------------------------------------------
JP Morgan Emerging Market Index(2)                25.97%            3.87%(3)
--------------------------------------------------------------------------------
JP Morgan Global Gov't Bond Index(2)              (5.08)%           8.80%(3)
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)           1.57%            2.61%(3)

(1)  The date of inception for each Class is: A - 12/18/97; B - 12/18/97;  and C
     - 12/18/97.
(2) Performance for each unmanaged index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/97 - 12/31/99, to correspond with Class A, B, and C inception dates.



                                                                     The Funds 9

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------------------
Fee Table

------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly
from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     4.75%       none        none        none
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses
deducted from Fund assets)
(as a % of average net assets)(3)
------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
------------------------------------------------------------------------------------------
Other Expenses                                 0.76%       0.76%       0.76%       0.76%
------------------------------------------------------------------------------------------
Total Operating Expenses                       1.86%       2.51%       2.51%       1.96%
------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class              1 Year         3 Years         5 Years         10 Years

Class A shares            $655          $1,032           $1,433          $2,551
-------------------------------------------------------------------------------
Class B shares            $754          $1,082           $1,535          $2,687
-------------------------------------------------------------------------------
Class C shares            $354          $ 782            $1,335          $2,846
-------------------------------------------------------------------------------
Class P shares            $199          $ 615            $1,057          $2,285
-------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares            $655          $1,032           $1,433          $2,551
-------------------------------------------------------------------------------
Class B shares            $254          $ 782            $1,335          $2,687
--------------------------------------------------------------------------------
Class C shares            $254          $ 782            $1,335          $2,846
-------------------------------------------------------------------------------
Class P shares            $199          $ 615            $1,057          $2,285
-------------------------------------------------------------------------------




Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


Lord Abbett is currently waiving the management fees and subsidizing a portion of the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing a portion of the other expenses at any time. The total operating expense ratio with the fee waiver and the partial expense subsidy is 0.91% for Class A, 1.56% for Class B and Class C, and 1.01% for Class P.



10 The Funds

                                                                    Alpha Series


GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term capital appreciation.

     To pursue its goal, the Fund invests in three underlying funds managed by Lord Abbett. The underlying funds focus on small and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged Salomon Extended Market Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.

     As of the date of this prospectus, the Fund invested the following approximate percentages in the underlying funds: 40% in the International Series, 30% in the Small-Cap Value Series and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

     The Fund may temporarily reduce its holdings in the underlying funds for defensive purposes in response to adverse market conditions and invest in short-term debt securities. This could potentially reduce the Fund's ability to benefit from an upswing in the market.



MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. The Fund's net asset value will change as general equity price levels change and as the financial condition and prospects change for issuers in which the underlying funds invest.

     Because the Fund's principal investments are in the underlying funds, the Fund is subject to the risks of the underlying funds in the proportion in which the Fund invests in them. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities. The risks presented by the investment practices of the Small-Cap Value Series and the Developing Growth Fund are discussed in the "Alpha Series Underlying Funds" section immediately below. The previous section of this prospectus titled "International Series" discusses the risks of investing in that underlying fund.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



Underlying Funds in which the Fund invests are:

     o    Lord Abbett Developing Growth Fund ("Developing Growth Fund")

     o Lord Abbett Securities Trust - International Series ("International Series") and

     o Lord Abbett Research Fund - Small-Cap Value Series ("Small-Cap Value Series")

Fund's Volatility and Balance. The Fund's long-term volatility is expected to approximate that of the unmanaged Salomon Extended Market Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility, balance, or its objective.


                                                                    The Funds 11

ABOUT THE ALPHA SERIES UNDERLYING FUNDS

     The Alpha Series invests in three Lord Abbett underlying funds: the International Series, the Small-Cap Value Series and the Developing Growth Fund. The following is a concise description of the investment objectives and practices of the Small-Cap Value Series and the Developing Growth Fund. No offer is made in this prospectus of either of these two funds.
     A full description of the investment objectives and practices of the International Series may be found in this prospectus under the previous section titled "International Series."

     The Small-Cap Value Series' investment objective is long-term capital appreciation. This fund usually invests at least 65% of its assets in stocks of small companies, particularly those with market capitalizations of less than $2 billion. The Small-Cap Value Series tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is capital appreciation. Normally, at least 65% of this fund's assets are invested in the stocks of small companies in their developing growth stage. The Developing Growth
     Fund looks for companies with strong management and above-average growth potential.

     Both the Small-Cap Value Series and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less-experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

     Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets, which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.


12 The Funds

                                    Alpha Series        Symbols: Class A - ALFAX
                                                                 Class B - ALFBX
                                                                 Class C - ALFCX



PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1998  - 5.9%
1999  24.9%

Best Quarter   4th Q `99  18.3%               Worst Quarter   2nd Q `98   -21.2%

--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                                       1 Year     Since Inception(1)
Class A Shares                                    17.70%          12.11%
--------------------------------------------------------------------------------
Class B Shares                                    19.17%          13.47%
--------------------------------------------------------------------------------
Class C Shares                                    23.04%          14.71%
--------------------------------------------------------------------------------
Salomon Brothers Extended Market Index(2)         22.09%          13.14%(3)
--------------------------------------------------------------------------------

(1)  The date of inception for all classes is 12/29/97.
(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/97 - 12/31/99, to correspond with Class A, B, and C inception dates.



                                                                    The Funds 13

FEES AND EXPENSES\
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


------------------------------------------------------------------------------------------
Fee Table

------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly
from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     5.75%       none        none        none
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                   none(1)    5.00%       1.00%(1)    none
------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses
deducted from Fund assets)
(as a % of average net assets)(3)
------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.50%       0.50%       0.50%       0.50%
------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
------------------------------------------------------------------------------------------
Other Expenses                                 0.00%       0.00%       0.00%       0.00%
------------------------------------------------------------------------------------------
Total Operating Expenses                       0.85%       1.50%       1.50%       0.95%
------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

While each Class of shares of the Alpha Series is expected to operate with the direct total operating expenses shown under the "Fee Table" above, shareholders in the Alpha Series bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Series invests. The following chart provides the expense ratio for each of the underlying funds' Class Y shares, as well as the approximate percentage of the Alpha Series' net assets invested in each underlying fund on October 31, 1999:

                                Underlying Funds'     % of Alpha Series
                                expense ratios          net assets
 Developing Growth Fund            .71%                   30%
--------------------------------------------------------------------------------
 Small-Cap Value Series           1.19%                   30%
--------------------------------------------------------------------------------
 International Series             1.20%                   40%
--------------------------------------------------------------------------------
                                                         100%
--------------------------------------------------------------------------------

Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Alpha Series invests is 1.05% (the "underlying expense ratio"). This figure is only an approximation of the Alpha Series' underlying expense ratio, since the amount of assets invested in each of the underlying funds changes daily.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the Example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's prorata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class           1 Year           3 Years           5 Years        10 Years

Class A shares          $757            $1,138           $1,542           $2,669
--------------------------------------------------------------------------------
Class B shares          $758            $1,093           $1,555           $2,727
--------------------------------------------------------------------------------
Class C shares          $358            $ 793            $1,355           $2,885
--------------------------------------------------------------------------------
Class P shares          $203            $ 627            $1,078           $2,327

You would have paid the following expenses if you did not redeem your shares:

Class A shares           $757            $1,138           $1,542          $2,669
--------------------------------------------------------------------------------
Class B shares           $258            $ 793            $1,355          $2,727
--------------------------------------------------------------------------------
Class C shares           $258            $793             $1,355          $2,885
--------------------------------------------------------------------------------
Class P shares           $203            $ 627            $1,078          $2,327
--------------------------------------------------------------------------------


Management fees are payable to Lord Abbett for the Fund's investment management. Lord Abbett is currently waiving its management fees for the Fund. Lord Abbett may stop waiving the management fees at any time. Total operating expenses with the management fee waiver are 0.35% (Class A shares), 1.00% (Class B and C shares), and .45% (Class P shares).

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.


14 The Funds

                                                                 YOUR INVESTMENT

PURCHASES

     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") on Class B and Class C shares as described below.

     You should read this section carefully to determine which Class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.


     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

 Class A  o normally offered with a front-end sales charge

 Class B  o no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o higher annual expenses than Class A shares

          o automatically convert to Class A shares after eight years

 Class C  o no front-end sales charge

          o higher annual expenses than Class A shares

          o a CDSC is applied to shares sold prior to the first anniversary of purchase

 Class P  o available to certain  pension or  retirement plans and pursuant to a
            Mutual Fund Fee Based Program



-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Growth & Income Series, International Series and Alpha Series)
-------------------------------------------------------------------------------------------------------------------

                                                                            To Compute
                             As a % of               As a % of             OfferingPrice
Your Investment           Offering Price          Your Investment          Divide NAV by
-------------------------------------------------------------------------------------------------------------------

Less than $50,000             5.75%                   6.10%                     .9425
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                   4.99%                     .9525
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                   4.11%                     .9605
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                   2.83%                     .9725
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                   1.99%                     .9805
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over         No Sales Charge                                    1.0000
-------------------------------------------------------------------------------------------------------------------

NAV per share for each Class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Funds.

                                                              Your Investment 15


-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(World Bond-Debenture Series Only)
-------------------------------------------------------------------------------------------------------------------

                                                                            To Compute
                             As a % of               As a % of             OfferingPrice
Your Investment           Offering Price          Your Investment          Divide NAV by
-------------------------------------------------------------------------------------------------------------------

Less than $100,000            4.75%                   4.99%                     .9525
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                   4.11%                     .9605
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                   2.83%                     .9725
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                   1.99%                     .9805
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                      1.0000
-------------------------------------------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Statement of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention may be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more +

     o    purchases by Retirement Plans with at least 100 eligible employees +

     o    purchases under a Special Retirement Wrap Program +

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o    purchases under a Mutual Fund Fee Based Program


     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     + These categories may be subject to a CDSC.


Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


16 Your Investment

     Class A Share CDSC. If you buy Class A shares under one of the starred (+) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans, in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares according to the following schedule:


--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
--------------------------------------------------------------------------------
3rd                            4th                          3.0%
--------------------------------------------------------------------------------
4th                            5th                          2.0%
--------------------------------------------------------------------------------
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will be waived under the following circumstances:


     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans


     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.


     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the


Benefit Payment Documentation. (Class A CDSC only)

o    under $50,000 - no documentation necessary

o Over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.


To minimize the amount of any CDSC, each Fund redeems shares in the following order:


1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)


                                                              Your Investment 17

     Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.


SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class of each Fund are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

     Minimum initial investment

     o Regular Account                                             $1,000
--------------------------------------------------------------------------------
     o Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                  $250
--------------------------------------------------------------------------------
     o Uniform Gift to Minor Account                                 $250
--------------------------------------------------------------------------------


     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and


12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


18 Your Investment
     send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Name of Fund
     P.O. Box 219100
     Kansas City, MO 64121

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES


     Each Fund normally pays dividends from its net investment income as follows: semi-annually for the Growth & Income Series; annually for the International Series and the Alpha Series; and monthly for the World Bond-Debenture Series. Each Fund distributes net capital gains (if any) as capital gains distributions on an annual basis. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is the Fund's best interest to do so.


Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                              Your Investment 19

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.



SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.



-------------------------------------------------------------------------------------------------------------------
For investing

Invest-A-Matic       You can make fixed,  periodic investments ($50 minimum) into your Fund
(Dollar-cost         account by means of automatic money transfers from your bank checking averaging)  account. See the attached application for instructions.

Div-Move             You can  automatically  reinvest the dividends and  distributions  from your account into another account in any Eligible Fund ($50 minimum).


For selling shares

Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett  Funds.
Withdrawal          Automatic cash  withdrawals will be paid to you from your account in
("SWP")             fixed or variable Plan  amounts.  To establish a plan, the value of your shares must be at least $10,000,  except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on SWP  redemptions  of up to 12% of the current  net asset  value of your  account at the time of your  SWP request.  For
                    Class B share  SWP  redemptions  over 12% per year,  the CDSC will  apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and          Redemption proceeds due to a SWP for Class B and Class C shares will be
C shares             redeemed in the order described under "Purchases."
-------------------------------------------------------------------------------------------------------------------


OTHER SERVICES


     Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.


     Reinvestment Privilege. If you sell shares of the Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


20 Your Investment

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.




MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a fee based on each Funds' average daily net assets for each month. For the fiscal year ended October 31, 1999, the fee paid to Lord Abbett was at an annual rate of .75 of 1% for the International Series. For the same period the fee paid to Lord Abbett for the Growth & Income Series was calculated at the following annual rates:

             .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Series' assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 1999 with respect to the Growth & Income Series was an annual rate of .75% of 1% of this Fund's average daily net assets.

     Lord Abbett is entitled to an annual management fee at a rate of .75% of 1% of the World Bond-Debenture Series and .50% of 1% of the Alpha Series' average daily net assets. The fee is calculated and payable monthly. For the fiscal year ended October 31, 1999, Lord Abbett waived its entire management fee for each of the World Bond-Debenture Series and the Alpha Series. In addition, the Funds pay all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses teams of portfolio managers and analysts acting together to manage the Funds' investments.

     Growth & Income Series. The portfolio management team is headed by Robert
     G. Morris, W. Thomas Hudson and Eli Salzman. Messrs. Morris and Hudson, Partners of Lord Abbett, have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.

     International Series. Christopher J. Taylor is Managing Director of the sub-adviser of the Fund, Fuji-Lord Abbett International Ltd., of which Lord Abbett is a minority owner (formerly named Fuji Investment Management Co. (Europe) Ltd.). Mr. Taylor heads the team, the senior member of which is David Shaw, U.K. Equity Fund Manager. Mr. Shaw joined Fuji-Lord Abbett International Ltd. in 1999 and previously was U.K. Fund Manager at National Provident Institutions Asset Management from 1996 to 1999, a Senior Investment Analyst at NatWest Investment Management from 1995 to 1996, and was U.K. Investment Analyst at United Friendly Asset Management from 1992 to 1995. Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987.


                                                              Your Investment 21

     World Bond-Debenture Series. Zane E. Brown, Partner of Lord Abbett, heads the team, the senior members of which are Christopher J. Towle, Timothy W. Horan, Jerald M. Lanzotti and Fernando B. Saldanha. Mr. Brown and Mr. Towle have each been with Lord Abbett for over five years. Mr. Horan joined Lord Abbett in 1996; prior to that he was a member of Senior Management at Credit Suisse from 1994-1996. Mr. Lanzotti joined Lord Abbett in 1996; prior to that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell from 1993-1996. Mr. Saldanha joined Lord Abbett in 1998; prior to that he was a Senior Financial Officer at World Bank from 1988-1998.


     Alpha Series. Robert G. Morris, Partner of Lord Abbett, heads the team, which includes the senior managers of three underlying funds: Steven J. McGruder, Developing Growth Fund; Christopher J. Taylor, International Series; and Robert P. Fetch, Small-Cap Value Series. Mr. Morris has been with Lord Abbett for more than five years. Mr. McGruder joined Lord Abbett in 1995; prior to then he was a Vice President of Wafra Investment Advisory Group, a private investment company, from 1988-1995. Christopher J. Taylor has been employed by Fuji-Lord Abbett International Ltd., the sub-adviser for the Fund of which Lord Abbett is a minority owner, and its predecessor companies since 1987. Robert P. Fetch, Partner of Lord Abbett, has been with Lord Abbett since 1995; prior to that he was a Managing Director of Prudential Investment Advisors from 1983 to 1995.


22 Your Investment

FOR MORE INFORMATION


OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     Depository Receipts. The International Series and the Small-Cap Value Series may invest in Depository Receipts, which are securities, typically issued by a financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. These Funds may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Series' investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.


     Emerging Countries Risk. Both the International Series and the World Bond-Debenture Series may invest in emerging country securities. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of issuers located in certain emerging countries may involve a risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. These risks are not normally associated with investments in more developed countries.

     Equity Securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     Foreign Currency Transactions. The International Series and the World Bond-Debenture Series may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although the International Series and World Bond-Debenture Series do not normally engage in extensive currency hedging, they may use foreign currency transactions to seek to

                                                         For More Information 23
     protect against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries.

     In addition, the International Series and the World Bond-Debenture Series may enter into such transactions to seek to increase total return, which is considered a speculative practice. These Funds generally would not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

     The use of foreign currency transactions is subject to the general risk that the portfolio managers will not accurately predict currency movements, and the Funds' returns could be reduced. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of the International Series or the World Bond-Debenture Series to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Foreign Securities. The International Series and the World Bond-Debenture Series may invest all of their assets in foreign securities; the Growth & Income Series may invest 10% of its assets in foreign securities. The underlying funds in which the Alpha Series invests may also invest in foreign securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. A Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Futures Contracts and Options on Futures Contracts. The International Series may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a specified financial instrument or index at a specific future date and price. The International Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.


     High Yield Debt Securities. The World Bond-Debenture Series may invest substantially all of its assets and each of the Growth & Income Series and Small-Cap Value Series may invest up to 5% of their net assets measured at the time of investment in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher

24 For More Information
     risk of default than investment grade bonds and their prices can be much more volatile.


     Investment  Funds.  In  addition  to the Alpha  Series,  which  invests  in investment funds, the International Series and the World Bond-Debenture Series may invest (normally not more than 5% of the Fund's total assets) in investment funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. If a Fund invests in such investment funds, its shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

     Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

     Options Transactions. The International Series may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. The International Series may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The International Series will not purchase an option if, as a result of such purchase, more than 5% of its net assets would be invested in premiums for such options.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. The International Series may only sell (write) covered call options. This means that the International Series may only sell call options on securities it owns.When the International Series writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Risks of Futures Contracts and Options Transactions. The International Series transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the International Series assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the portfolio managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the International Series in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     Portfolio Securities Lending. Each Fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering a Fund's securities if the borrower defaults. Each Fund will limit its securities loans to 5% of its total assets and all loans will be fully collateralized.


     Repurchase Agreements. Each Fund may enter into Repurchase Agreements. In the case of the Alpha Series, each underlying fund except Developing Growth Fund may enter into Repurchase Agreements. In a Repurchase Agreement, a
     Fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the Fund could lose money.


                                                         For More Information 25

     Short-Term Fixed-Income Securities. Each Fund and each underlying fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities (except in the case of the Developing Growth Fund, which does not engage in repurchase agreements).

     Structured Securities. World Bond-Debenture Series may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate on value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.


     U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     When-Issued or Delayed Delivery Transactions. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. In the case of Alpha Series, each underlying fund, except Developing Growth Fund, may do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the Fund's net asset value.


     Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The World Bond-Debenture Series may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.


GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash

26 For More Information
     payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored fund except
     for  (1)  certain  tax-free,   single-state  funds  where  the  exchanging
     shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.


     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

                                                         For More Information 27

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant- directed Retirement Plans.

RECENT PERFORMANCE

     The following is a discussion of recent performance for the 12 month period ending October 31, 1999.

     Growth & Income. Evidence of a possible global economic recovery emerged early in 1999. By mid-year, it became apparent that global economic conditions were generally improving, as reflected in increasing demand for commodities such as paper, metals and chemicals. Much of the global rebound was attributed to the Federal Reserve Board's move in the autumn of 1998 to lower U.S. interest rates in an effort to pump liquidity into many of the world's faltering economies. As global markets continued to improve throughout 1999, the Federal Reserve Board decided that this stimulus was no longer needed, resulting in a series of fall rate hikes that have normalized U.S. interest rates from their record lows last year. Overall, GDP growth in the U.S. remained strong throughout the period, with a healthy labor market generating steady production and income gains.

     Rising interest rates in mid to late 1999 caused a leadership shift in the large-cap market as interest-rate-sensitive sectors, such as utilities and financial services, underperformed, while technology stocks demonstrated tremendous relative strength despite their high valuations. Over the course of 1999, the Series remained underweighted in the financial sector, in anticipation of rising interest rates. Likewise, we were well-positioned to benefit from the leadership position of the technology sector, with select holdings generating strong gains. We also increased our exposure in basic materials industries, in anticipation of further global economic recovery throughout 2000 and 2001.

     International Series. During the last months of 1998, many of the world's financial markets began to signal a possible recovery from a two-year period of financial crisis and global deflation. By mid 1999, it became apparent that this recovery was real, as economic indicators pointed to a new phase of global economic expansion.

     In the international equity markets, Europe, which remained subdued throughout much of the period, rallied when recession fears proved false. In addition, many European companies posted better-than-expected earnings growth in late 1999 due to a solid local economy and a weak euro, relative to the dollar and the yen, which boosted exports. Japan, which benefited from a series of economic initiatives during the period, continued to show signs of improvement, as it attracted overseas money on the strength of its apparent recovery and its relative importance to international investors.

     The Fund continued to implement its investment strategy of focusing on attractively priced, industry-dominant companies with global leadership potential. During the period, the Fund remained overweighted in European and Canadian companies that demonstrated superior corporate earnings growth rates and attractive valuation levels relative to many companies in the Far East and emerging markets. In general, we limited our exposure to Japanese companies in traditional, old-style industries such as steel, chemicals and paper, because we believe they require further corporate restructuring. In addi-

28 For More Information
     tion, the sluggishness of Japan's overall economy does not bode well for those industries. However, the Fund has invested in select Japanese companies within new-style industries, such as telecommunications and software. Indeed, a handful of these high-tech issues have accounted for the majority of recent gains in the Japanese markets.

     World Bond-Debenture Series. Stronger global economic growth and a rebound in commodities prices were central themes throughout 1999. As expected, the U.S. Federal Reserve Board, as well as several key European Central Banks, responded to this growth and the ensuing concerns about inflation with interest rate hikes over the last few months of 1999. In general, global growth has benefited many emerging market countries which tend to be commodity producers.

     The Fund performed well during the period compared to the Lipper Global Income Funds Index. Much of the Fund's global high-yield investment gains were generated in the cable and telecommunications sectors where the consolidation of several European companies increased demand for these issues. In the convertible sector, the Fund added value for shareholders by increasing exposure to investment-grade convertible issues, both in the U.S. and in Europe. In the emerging markets, the Fund benefited from its positions in South Korean sovereign debt, which was recently upgraded to investment grade, as well as from positions in other higher-yielding, emerging market credits such as Malaysia, Mexico and Bulgaria. Even the recent rate hikes by three major central banks - the U.S. Federal Reserve, the European Central Bank and the Bank of England - have failed to blunt the appetite for emerging markets debt. Another rate increase may, however, call into question any further spread tightening.

     Alpha Series. Despite a brief rally during the second quarter of 1999, the small-cap market in the U.S. lagged the robust performance of the broad market. Much of this underperformance can be attributed to the rise in interest rates in mid to late 1999, which particularly affected lower-liquidity, small-cap issues. Within the small-cap arena, the small-cap growth sector was positively influenced by the continuing outperformance of Internet-related stocks, while the less-liquid small-cap value sector continued to lag.

     Investors exhibited  renewed  confidence in European  markets in late
     1999, as recessionary fears proved false and corporate earnings rebounded from subdued levels. As concerns about renewed inflation and the stability of emerging markets eased, investors around the world became more confident that the promise of global economic recovery had become a reality. During the period, many of the world's stock markets, particularly the U.S., Japan and the Far Eastern emerging markets, rose significantly. Japanese markets benefited from improved investor sentiment as its economy continued to show signs of recovery.

     Technology stocks drove the small-cap growth sector during the period, and the Fund was well-positioned to benefit from these advances. Select holdings in the energy and retail sectors also performed well.

     As uncertainty regarding U.S. interest rates intensified, the Fund reduced its positions in economically sensitive industries such as banking, housing and autos, in favor of sectors such as technology and consumer goods. Select holdings in the energy sector, which benefited from rebounding global commodities prices, also added value for shareholders.

     The Fund continued to focus on "Best of Breed" companies: those that show exceptional global leadership potential in their respective industries. We maintained an overweighting in European and Canadian companies which exhibited promising growth rates and attractive valuation levels and strong gains were generated in most of our U.K. holdings. Select investments were also made in "New-Japan-style" companies, including technology, software and Internet ventures, which have accounted for the majority of Japanese market gains in late 1999.


                                                         For More Information 29

                                                          Growth & Income Series


FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class A Shares
                                                         ---------------------------------------------------------------------------
                                                                               Year Ended October 31,
Per Share Operating Performance:                            1999              1998                1997             1996(a)

Net asset value, beginning of period                       $9.15              $8.79               $7.09             $6.50
Income from investment operations
 Net investment income                                       .04(e)             .057                .093              .028
 Net realized and unrealized
  gain on investments                                       2.06                .928               1.781              .589
Total from investment operations                            2.10                .985               1.874              .617
Distributions
 Dividends from net investment income                       (.05)              (.035)              (.099)            (.027)
 Distributions from net realized gain                       (.33)              (.590)              (.075)              --
Net asset value, end of period                            $10.87              $9.15               $8.79             $7.09
Total Return(b)                                            23.77%             11.97%              26.78%            12.10%(c)
Ratios to Average Net Assets:
 Expenses, including waiver                                 1.30%(f)           1.22%               1.29%             0.39%(c)
 Expenses, excluding waiver                                 1.30%(f)           1.22%               1.29%             0.39%(c)
 Net investment income                                       .36%              0.88%               1.15%             0.40%(c)

------------------------------------------------------------------------------------------------------------------------------------
                                          Class B Shares                                     Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Year Ended October 31,                             Year Ended October 31,
                                      -------------------------              -----------------------------------------------
Per Share Operating Performance:     1999      1998      1997(a)             1999       1998      1997       1996      1995

Net asset value, beginning of       $9.13     $8.80     $8.20               $9.11      $8.80     $7.09      $6.04     $5.07
period
Income from investment operations
 Net investment income                .04(e)    --(d)      --(d)             (.03)(e)    .011      .032       .0949     .12
 Net realized and unrealized
  gain on securities                 2.10       .92       .60                2.07        .889     1.790      1.0986     .97
Total from investment operations     2.06       .92       .60                2.04        .900     1.822      1.1935    1.09
Distributions
 Dividends from net investment       (.01)      --         --                (.01)       --       (.037)     (.1035)   (.12)
 income
 Distributions from net realized     (.33)     (.590)      --                (.33)      (.590)    (.075)     (.04)      --
 gain
Net asset value, end of period     $10.85     $9.13     $8.80              $10.81      $9.11     $8.80      $7.09     $6.04
Total Return(b)                     23.17%    11.17%     7.19%(c)           23.00%     10.94%    26.24%     20.02%    21.83%
Ratios to Average Net Assets:
 Expenses, including waiver          1.98%(f)  1.98%     0.86%(c)            1.98%(f)   1.98%     2.05%      1.55%     1.16%
 Expenses, excluding waiver          1.98%(f)  1.98%     0.86%(c)            1.98%(f)   1.98%     2.05%      2.01%     1.91%
 Net investment income               (.38)%    0.09%     0.01%(c)            (.31)%     0.12%     0.39%      1.36%     2.06%

                                                                     Year Ended October 31,
                                  --------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:   1999           1998            1997              1996            1995
Net assets, end of period (000)    $216,797       $165,904        $142,992          $113,962         $32,770
Portfolio turnover rate             37.68%         45.83%          36.37%            23.84%          23.17%
------------------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each Class of shares: July 15, 1996 (Class A) and June 5, 1997 (Class B).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Amount less than $0.01.
(e)  Calculated using average shares outstanding during the year.
(f)  The ratio includes expenses paid through an expense offset arrangement.


30 Financial Information

Line Graph Comparison


     Immediately below is a comparison of a $10,000 investment in Class C shares to the same investment in the S&P 500(R) Index and the S&P Barra Value Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               NAV       S&P 500        S&P Barra Value
01/03/94       10000     10000          10000
10/31/94       10262     10360          10231
10/31/95       12502     13096          12587
10/31/96       15006     16250          15685
10/31/97       18943     21466          20343
10/31/98       21015     26190          22734
10/31/99       25848     32911          27055

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                  1 Year       5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                       16.70%          -               20.62%
Class B(4)                       18.17%          -               16.11%
Class C(5)                       22.00%        20.29%            17.70%
--------------------------------------------------------------------------------

(1) This shows total return applicable to Class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged S&P 500(R) Index and S&P Barra Value Index do not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/93.
(3) The Class A shares were first offered on 7/15/96. This shows total return which is the percent change in values, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC required uniform method to compute such returns.
(4) The Class B shares were first offered on 6/5/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class).
(5) The Class C shares were first offered on 1/3/94. Performance reflects the deduction of a CDSCof 1% (for 1 year) and 0% (for 5 years and life of Class).



                                                        Financial Information 31

                                                            International Series


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Class A Shares                                  Class B Shares
                                        --------------------------------------        ---------------------------------------------
                                                Year Ended October 31,                          Year Ended October 31,
Per Share Operating Performance:           1999        1998          1997(a)             1999          1998          1997(a)

Net asset value, beginning of period     $12.39       $10.86          $9.42            $12.28         $10.83         $10.26
Income from investment operations
 Net investment income (loss)               .07(d)       .11(d)        (.07)             (.02)(d)        .02(d)        (.03)
 Net realized and unrealized gain on
  investments and foreign currency         1.55         1.45           1.37              1.53           1.43            .60
  holdings
Total from investment operations           1.62         1.56           1.44              1.51           1.45            .57
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      (.09)        (.03)           --               (.02)           --            --
 Dividends from net realized gain          (.02)         --             --               (.02)           --            --
Net asset value, end of period           $13.90       $12.39         $10.86            $13.75         $12.28         $10.83
Total Return(b)                           13.16%       14.36%         15.21%(c)         12.31%         13.39%          5.56%(c)
Ratios to Average Net Assets:
 Expenses                                  1.51%(e)     1.31%          1.23%(c)          2.19%(e)       2.03%           .87%(c)
 Net investment income (loss)               .52%         .80%          (.41)%(c)         (.16)%          .18%          (.46)%(c)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Class C Shares                             Class P Shares
                                         -------------------------------------------          -------------------------------------
                                                       Year Ended October 31,                     Year Ended October 31,
Per Share Operating Performance:                1999           1998            1997(a)                    1999(a)

Net asset value, beginning of period           $12.28         $10.83           $10.26                      $12.70
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income (loss)                    (.02)(d)        .02(d)          (.03)                        .08
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency holdings      1.53           1.43              .60                        1.13
Total from investment operations                 1.51           1.45              .57                        1.21
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income            (.02)          --               --                         --
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain                (.02)          --               --                         --
Net asset value, end of period                 $13.75         $12.28           $10.83                      $13.91
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                 12.31%         13.39%            5.56%(c)                    9.53%
Ratios to Average Net Assets:
 Expenses                                        2.19%(e)       2.05%             .87%(c)                     .98%(c)(e)
 Net investment income (loss)                    (.15)%         0.12%            (.46)%(c)                    .60%(c)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended October 31,
                                                             ----------------------------------------------------------------------
Supplemental Data For All Classes:                                   1999                    1998                     1997(a)
Net assets, end of period (000)                                    $213,087                $153,033                  $37,334
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             75.15%                  20.52%                   29.72%
-----------------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each Class of shares: December 13,1996 (Class A), June 2, 1997 (Class B), June 2, 1997 (Class C), and March 9, 1999 (Class P).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.


(e)  The ratio includes expenses paid through an expense offset arrangement.


32 Financial Information

                                                            International Series


LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the MSCI EAFE Index, assuming reinvestment of all dividends and distributions.


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

               NAV       MAX       MSCI EAFE
12/13/96       10000     9426      10000
10/31/97       11521     10860     10217
10/31/98       13175     12419     13859
10/31/99       14909     14053     13859

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                       1 Year               10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                              6.60%                    12.54%
--------------------------------------------------------------------------------
Class B(4)                              7.31%                    11.99%
--------------------------------------------------------------------------------
Class C(5)                             11.31%                    13.04%
--------------------------------------------------------------------------------
Class P(6)                              9.53%                       -
--------------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged MSCI EAFE Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/96.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).
(5) The Class C shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).
(6) The Class P shares were first offered on 3/8/99. Performance is at net asset value.



                                                        Financial Information 33

                                                     World Bond-Debenture Series


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


-----------------------------------------------------------------------------------------------------------------------------------
                                            Class A Shares                  Class B Shares                  Class C Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended October 31,
Per Share Operating Performance:           1999       1998(a)              1999       1998(a)              1999      1998(a)

Net asset value, beginning of period       $9.66      $10.00              $9.65       $10.00               $9.65      $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
 Net investment income                       .83(d)      .511               .76(d)       .406                .78(d)      .395
 Net realized and unrealized loss on
  investments and foreign currency holdings (.22)       (.425)             (.21)        (.372)              (.25)       (.361)
Total from investment operations             .61         .086               .55          .034                .53         .034
Distributions
 Dividends from net investment income       (.85)       (.426)             (.78)        (.384)              (.78)       (.384)
 Dividends from net realized gain           (.18)       --                 (.18)         --                 (.18)       --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.24       $9.66              $9.24        $9.65               $9.22       $9.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                             6.33%       0.75%(c)           5.73%        0.24%(c)            5.50%       0.24%(c)
Ratios to Average Net Assets:
 Expenses, including waiver                  .89%       0.55%(c)           1.56%        1.28%(c)            1.56%       1.28%(c)
 Expenses, excluding waiver                 1.84%       1.20%(c)           2.51%        1.93%(c)            2.51%       1.93%(c)
 Net investment income                      8.64%       7.08%(c)           7.91%        6.67%(c)            8.16%       6.62%(c)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:                                                      1999              1998(a)
Net assets, end of period (000)                                                       $11,712             $10,134
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                74.80%             159.14%
-----------------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each Class of shares: December 18, 1997 (Class A), December 19, 1997 (Class B), and December 19, 1997 (Class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the year.



34 Financial Information

                                                     World Bond-Debenture Series


LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in JP Morgan Emerging Market Index, and JP Morgan Global Government Bond Index and the Merrill Lynch High Yield Master Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                   JP Morgan      Merrill   JP Morgan
               NAV       MAX       Emerging       Lynch     Global
12/18/97       10000      9524     10000          10000     10000
10/31/98       10075      9596      8296           9805     11448
10/31/99       10713     10202      9954          10355     11109

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                       1 Year               10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                              1.30%                     1.06%
--------------------------------------------------------------------------------
Class B(4)                               .94%                     1.22%
--------------------------------------------------------------------------------
Class C(5)                              4.55%                     3.04%
--------------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged JP Morgan Emerging Market Index, the JP Morgan Global Goverment Bond Index, and the Merrill Lynch High Yield Master Index do not reflect any fees or expenses. These three indices chosen to compare to the Fund's performance have elements of three categories: high-yield corporate debt, equity-related securities and high-grade debt. Since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund. Performance for the three indices begins on 12/31/97.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 12/18/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).
(5) The Class C shares were first offered on 12/18/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).



                                                        Financial Information 35

                                                                    Alpha Series


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


-----------------------------------------------------------------------------------------------------------------------------------
                                            Class A Shares                  Class B Shares                  Class C Shares
                                        -------------------------------------------------------------------------------------------
                                                                        Year Ended October 31,
Per Share Operating Performance:           1999       1998(b)              1999       1998(b)            1999       1998(b)
Net asset value, beginning of period      $12.91      $13.52             $12.85       $13.52             $12.86      $13.52
Income (loss) from investment operations
 Net investment income(d)                    .07        (.03)              (.03)        (.11)              (.04)       (.11)
 Net realized and unrealized loss on
  investments                               2.23        (.58)              2.23         (.56)              2.22        (.55)
Total from investment operations            2.30        (.61)              2.20         (.67)              2.18        (.66)
Net asset value, end of year              $15.21      $12.91             $15.05       $12.85             $15.04      $12.86
Total Return(a)                            17.82%      (4.51)%(c)         17.12%       (4.96)%(c)         16.95%      (4.88)%(c)
Ratios to Average Net Assets:
 Expenses, including waiver                  .33%        .21%(c)           1.00%         .83%(c)           1.00%       (.82)%(c)
 Expenses, excluding waiver                  .83%        .63%(c)           1.50%        1.26%(c)           1.50%       1.24%(c)
 Net investment income                       .15%        .18%(c)           (.83)%       (.81)%(c)          (.84)%      (.82)%(c)
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    Year Ended October 31,
--------------------------------------------------------------------------------
Supplemental Data For All Classes:               1999                   1998(a)
Net assets, end of period (000)                $162,120                $106,279
--------------------------------------------------------------------------------
Portfolio turnover rate                          1.67%                   0.01%
--------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales load and assumes the reinvestment of all distributions.

(b) From commencement of operations for each class of shares: December 29, 1997.

(c)  Not annualized.


(d)  Calculated using average shares outstanding during the period.

36 Financial Information

Alpha Series


LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Salomon Brothers Extended Market Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                   Salomon
               NAV       MAX       Brothers
12/29/97       10000      9428     10000
10/31/98        9549      9003      9697
10/31/99       11250     10607     11367

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                       1 Year               10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                             11.00%                     3.27%
--------------------------------------------------------------------------------
Class B(4)                             12.12%                     3.91%
--------------------------------------------------------------------------------
Class C(5)                             15.96%                     5.96%



(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/97.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 12/29/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).

(5) The Class C shares were first offered on 12/29/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).

                                                        Financial Information 37

Compensation for your dealer -
Growth & Income Series, International Series and Alpha Series



------------------------------------------------------------------------------------------------------------------------------
                                              First Year Compensation

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation After first Year

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
Class P investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------

(1 The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.

(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.


(4)  Class B and C shares are subject to CDSCs.


(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

38 Financial Information

Compensation for your dealer - World Bond-Debenture Series

------------------------------------------------------------------------------------------------------------------------------
                                              First Year Compensation

                                    Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------


Less than $100,000                       4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.74%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------


$1 million or more(3) or Retirement Plan - 100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation After first Year

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------
Class B investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%                  0.90%
------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.

(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.


(4)  Class B and C shares are subject to CDSCs.


(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

                                                        39 Financial Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     Lord Abbett Growth & Income Series
     Lord Abbett International Series
     Lord Abbett World Bond-Debenture Series
     Lord Abbett Alpha Series

     90 Hudson Street
     Jersey City, NJ 07302-3973
     --------------------------
     SEC file number: 811-7358



To obtain information:

By telephone.  Call the Funds at:
800-426-1130

By mail.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


lST-1-300
(3/00)

LORD ABBETT


Statement of Additional Information                                March 1, 2000

                                  Alpha Series
                             Growth & Income Series
                              International Series
                           World Bond-Debenture Series


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson St., Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the prospectus dated March 1, 2000 (the "Prospectus").


Shareholder inquiries should be made by contacting the Funds directly or by calling 800-821-5129. The Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



   TABLE OF CONTENTS                                                      Page

   1.       Investment Objective and Policies                               2
   2.       Trustees and Officers                                           8
   3.       Investment Advisory and Other Services                          11
   4.       Portfolio Transactions                                          13
   5.       Purchases, Redemptions and Shareholder Services                 14
   6.       Performance                                                     22
   7.       Taxes                                                           23
   8.       Information About the Company                                   25
   9.       Financial Statements                                            26

                                       1.
                               Investment Policies


Lord Abbett Securities Trust (the "Company" or the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was organized as a Delaware business trust. Four of the Company's portfolios, (individually "we" or the "Fund", collectively the "Funds") are described in this Statement of Additional Information.

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks as defined in the Act in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2)  pledge its assets (other than to secure  borrowings,  or to the extent
          permitted  by  each  Fund's   investment   policies  as  permitted  by
          applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with the investment restrictions in this Section 1 will be determined at the time of the purchase or sale of the portfolio investments.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     (4) invest in the securities of other investment companies to the extent permitted by applicable law (in the case of the International Series, as long as the Fund is an underlying fund in a fund-of-funds structure);

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of its total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities.);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of its officers or trustees or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.



Portfolio Turnover. For the fiscal year ended October 31, 1999, the portfolio turnover rate was 1.67% for the Alpha Series; 37.68% for the Growth & Income
Series; 75.15% for the International Series; and 74.80% for the World Bond-Debenture Series.



INVESTMENT TECHNIQUES


Each Fund intends to utilize, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants, and covered call options. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios. In the case of the Alpha Series references to each Fund refers to the underlying funds.

Closed-end Investment Companies. Each Fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

Covered Call Options. Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.


Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by the Securities and Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such written options.

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


Rights And Warrants. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the NYSE or American Stock Exchange in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund except World Bond-Debenture Series, will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in rights.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Stock Index Futures Contracts. The Developing Growth Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

When-Issued Transactions. Each Fund, except the Developing Growth Fund, may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When a Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Other International Series Investment Policies (which can be changed without shareholder approval).

Options And Financial Futures Transactions. The International Series may engage in options and financial futures transactions in accordance with its investment objective and policies. Although the Fund is not currently employing such options and financial futures transactions, it may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.


Financial Futures Contracts. The International Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities that differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand and liquidity for futures contracts and the securities underlying the contracts. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The International Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Series would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures contract. Should the event that the International Series intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case it would lose the premium paid therefor.



                                       2.
                              Trustees and Officers


The Company's Board of Trustees is responsible for the management of the business and affairs of each Fund.

The following Trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, NJ 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President


*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.


E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri



Co-founder  and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.


Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York


Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P. , both private equity investment funds (since 1990). Age 57.


Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois


Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.


C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Group, Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.


Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York


President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.


Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York


Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.


     The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                               For the Fiscal Year Ended October 31, 1999
                               ------------------------------------------

         (1)               (2)                       (3)                        (4)
                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Funds and                  Paid by the Funds and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Trustee            the Fund/1                funds/2                    funds /3
---------------            ----------                -------                    --------
E. Thayer Bigelow          $1,709                    $17,622                    $57,720
William H.T. Bush*         $1,703                    $15,846                    $58,000
Robert B. Calhoun, Jr.**   $1,680                    $12,276                    $57,000
Stewart S. Dixon           $1,725                    $32,420                    $58,500
John C. Jansing            $1,680                    $41,108(4)                 $57,250
C. Alan MacDonald          $1,695                    $26,763                    $57,500
Hansel B. Millican, Jr.    $1,695                    $37,822                    $57,500
Thomas J. Neff             $1,753                    $20,313                    $59,660

*Elected as of August 13, 1998
**Elected as of June 17, 1998

1. Outside directors/trustees' fees, including attendant fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees may be deferred under a plan ("equity- based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the Fund in accordance with the equity-based plan as of October 31, 1999 is deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $4,084; Mr. Bush, $100; Mr. Calhoun, $1,710; Mr. Dixon, $16,605; Mr. Jansing, $32,915; Mr.
     MacDonald, $15,397; Mr. Millican, $35,157 and Mr. Neff, $34,914. If the amounts deemed invested in Fund shares were added to each director's/trustee's actual holdings of Fund shares as of October 31, 1999, each would own the following: Mr. Bigelow, $4,084; Mr. Bush, $100 ; Mr. Calhoun, $1,710; Mr. Dixon, $21,597.35; Mr. Jansing,
     $82,839.67; Mr. MacDonald,  $15,397; Mr. Millican, $35,157; and Mr. Neff,
     $39,783.65.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999.

3.   The    fourth    column    shows    aggregate    compensation,    including
     directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today,  he would  receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Towle, and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Company.


Executive Vice Presidents:
Zane E. Brown, age 48;

Robert P. Fetch, age 47;


W. Thomas Hudson, Jr., age 58;


Stephen I. McGruder, age 56;

Robert G. Morris, age 55.


Eli M. Salzman, age 35 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);



Vice Presidents:

Joan Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 48;

Lesley Jane Dixon, age 36;

Gerard S. E. Heffernan, age 36 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995, formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);


Timothy W. Horan, age 45;



Cinda C. Hughes, age 37 (with Lord Abbett since 1998, formerly Analyst/Director, Equity Research at Phoenix Investment Counsel from 1996 to 1998, prior thereto Associate Strategist - Small-Cap Stocks at Paine Webber, Inc./Kidder, Peabody & Co., Inc.);

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Jerald Lanzotti, age 32;

Gregory M. Macosko, age 52 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Quest Advisory Inc.);

A. Edward Oberhaus, age 40;

Tracie Richter, age 32 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Fernando Saldanha, age 45;



Christopher J. Towle, age 42;

John J. Walsh, age 63;

Treasurer:
Donna M. McManus, age 39, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

As of February 1, 2000, our officers and trustees, as a group, owned 2.26% of International Series - Class A, and 5.44% of World Bond-Debenture - Class A of such Fund's outstanding shares. As of February 1, 2000, other than Lord Abbett Distributor, the following shareholders owned more than 5% of a particular class of the Fund's outstanding shares: Dorothy A. Allen, P.O. Box 250, New York, NY owned 5.26% of World Bond-Debenture - Class B; Dorothy R. Rush, Marvin F. Rush, 23 B Heather Way, Candler, NC owned 6.45% of World Bond-Debenture - Class B; Marvin F. Rush, 23 B Heather Way, Candler, NC owned 6.45% of World Bond-Debenture - Class B; and Barbara A. Keppel, P.O. Box 10901, Portland, ME owned 6.45% of World Bond-Debenture - Class C.

                                       3.
                     Investment Advisory and Other Services

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% for the World Bond-Debenture Series and the International Series, and at an annual rate of .50 of 1% for allocating the Alpha Series' assets among the underlying funds. Lord Abbett is entitled to a monthly fee based on the Growth and Income Series average daily net assets for each month as follows: .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Series' assets over $500 million. For the fiscal years ended October 31, 1999 and 1998, such fees amounted to $736,518, and $204,935 for Alpha Series; $1,471,719 and $1,202,319
for Growth & Income Series; $1,450,892 and $700,368 for International Series; and $90,266 and $39,168 for World Bond-Debenture Series for the same periods.

Each Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, for the fiscal year ended October 31, 1999, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses for the Alpha Series and the World Bond-Debenture Series. For the fiscal year ended October 31, 1999, Lord Abbett did not waive management fees for the Growth & Income Series and the International Series.

Each Fund has agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Funds have adopted a Plan pursuant to Rule 12b-1 of the Act for each class of shares of the Funds. Annual Plan distribution expenses up to 1% of the Funds' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition the registration of investment company shares for sale in California and applies so long as our shares are registered for sale in California.

Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Company and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Company's custodian. Rules adopted by the Securities & Exchange Commission under the Act, permit the International Series to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Series' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:
Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri, 64141, acts as the transfer agent and dividend disbursing agent for each Fund.

                                       4.
                             Portfolio Transactions


The Fund's policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if we consider it advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser. The Sub-Adviser is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer whom has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.


If other clients of Lord Abbett buy or sell the same security at the same time a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1997, 1998, and 1999, we paid total commissions to independent broker-dealers of $273,174, $466,874, and $260,023.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services


Information  concerning  how we value our Shares for the purchase and redemption
of  our  Shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Funds value their portfolios securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Funds' Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Funds' method of valuation.

For each class of shares, the net asset value will be determined by taking the net asset value and dividing by the number of shares outstanding.

The maximum offering prices of each Fund's Class A shares on October 31, 1999 were computed as follows:

                                                              Alpha             Growth & Income
                                                              Series                Series
                                                              ------            ---------------
Net asset value per share (net assets
  divided by shares outstanding)                              $15.21            $10.87

Maximum offering price per
  share (net asset value divided by .9425 in both cases)      $16.14            $11.53

                                                              International     World Bond-Debenture
                                                                Series                  Series
                                                                ------          -----------------------

Net asset value per share (net assets
  divided by shares outstanding)                              $13.90            $9.24

Maximum offering price per
  share (net asset value divided by
 .9425 and .9525, respectively)                                $14.75            $9.70


The Funds have entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                                     Year Ended October 31

                                                1999              1998             1997
                                            --------------    -------------     -------
Gross sales charge                          $2,562,452        $4,398,403        $696,685

Amount allowed  to dealers                  $2,199,701        $3,780,924        $605,528
                                            ----------        ----------        --------
Net commissions
   received by Lord Abbett                  $367,751          $617,479          $ 91,157
                                            ========          ========          ========




Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Alternative Sales Arrangements

Classes of Shares. The Funds offer investors four different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.


Class A Shares. If you buy Class A shares you pay an initial sales charge, unless your purchase meets one of the following conditions: (i) your purchase is for $1 million or more in one or more Lord Abbett-sponsored funds; (ii) you purchase through an employer-sponsored retirement plan (a "Retirement Plan") with at least 100 eligible employees under the Internal Revenue Code (which excludes Individual Retirement Accounts); or (iii) you purchase through a "special retirement program" which is a certain type program sponsored by an institution or other entity permitted to receive service and/or distribution fees under a Rule 12b-1 Plan (an "Authorized Institution"). The program must also have one or more characteristics distinquishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans. However, if you meet a condition which allows you to purchase Class A shares without an initial sales charge, but you redeem any of those shares within 24 months after the month in which you buy them, you pay the Fund a contingent deferred sales charge ("CDSC") of 1%. There is an exception to the CDSC for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees at an annual rate of 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC, and the Rule 12b-1 Plan applicable to the Class A shares are described in the sections below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own the shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the sections below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the sections below.


Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the section below. Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.


Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation, described in greater detail below under "Rights of Accumulation."


Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Funds and Class C shareholders.

Rule 12b-1 Plans


Class A, B, C, and P. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Company accrued or paid through Lord Abbett to authorized institutions $831,148 under the A Plan, $773,602 under the B Plan , $1,501,937 under the C Plan and $3 under the P Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus, for payments to dealers who (i) provide continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) who assist in distributing shares of the Funds.

Each Plan requires the Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. Each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of its Class' outstanding voting securities.


Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (ii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.


Class A Shares. As stated in the Prospectus, a CDSC of 1% may be imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (as % of Amount Subject to Charge)
Before the 1st                                              5.0%
On the 1st, before the 2nd                                  4.0%
On the 2nd, before the 3rd                                  3.0%
On the 3rd, before the 4th                                  3.0%
On the 4th, before the 5th                                  2.0%
On the 5th, before the 6th                                  1.0%
On or after the 6th anniversary                             None

In the above table, "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.


General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.


The other funds which  participate in the Telephone  Exchange  Privilege (except
(a) Lord Abbett U.S.  Government  Securities Money Market Fund, Inc.  ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored Family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired

Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.


Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF, or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.


Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.


Statement of Intention. Under the terms of the Statement of Intention, as described in the Prospectus, you may invest $50,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director/trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include retired trustees and employees and other family members thereof.


Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor, in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds
(f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an Eligible Guarantor, which is any broker or bank that is a member of the medallion stamp program. See the Prospectus for expedited redemption procedures.


The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior, written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B shares redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance

Each Fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that Class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Fund's investment result for that Class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above the following table indicates the average annual compounded rates of total return for each Fund, per Class, for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                                                           Since
                             1 Year            5 Year         10 Year      Inception
                             ------            ------         -------      ---------
Alpha Series
Class A shares               11.00%            -              -             3.27% (12/29/97)
Class B shares               12.12%            -              -             3.91% (12/29/97)
Class C shares               15.95%            -              -             5.96% (12/29/97)

Growth and Income Series
Class A shares               16.70%            -              -            20.62% (7/15/96)
Class B shares               18.17%            -              -            16.11% (6/5/97)
Class C shares               22.00%            20.29%                      17.70% (1/3/94)

International Series
Class A shares                6.60%            -              -            12.54% (12/13/96)
Class B shares                7.31%            -              -            11.99% (6/2/97)
Class C shares               11.31%            -              -            13.04% (6/2/97)
Class P shares                                 -              -             9.53% (3/8/99)

World Bond-Debentures
Class A shares                 1.30%           -              -             1.06% (12/18/97)
Class B shares                 0.94%           -              -             1.22% (12/18/97)
Class C shares                 4.55%           -              -             3.04% (12/18/97)


Each Fund's yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.


For the 30-day period ended October 31, 1999, the yield for the Growth & Income Series' was 0% for Classes A, B, and C. For the 30-day period ended October 31, 1999, the yield for the International Series' was 0% for Classes A, B, C and P shares. For the 30-day period ended October 31, 1999, the yield for the Alpha Series' was 0% for Classes A, B, and C shares. For the 30-day period ended October 31, 1999, the yield for the World Bond-Debenture Series' Class A, B, and C shares were 7.46%, 7.16% and 7.16%, respectively.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes


Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year the Funds do not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Funds, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.


The Funds may be subject to foreign withholding taxes which would reduce the yield on their investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Funds will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.


Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Funds for more than 45 days to qualify for the deduction on dividends paid by the Funds.


Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Funds purchase shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Funds to their shareholders. Additional charges in the nature of interest may be imposed on either the Funds' or their shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to investment in a passive foreign investment company, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       8.
                          Information About the Company


The Company was organized as a Delaware business trust on February 26, 1993. Four of the portfolios, individually ("we" or the "Fund"), collectively (the "Funds") are described in this Statement of Additional Information. All the Funds have four classes of shares (A, B, C, and P), while International Series has an additional class of shares, Class Y. Only Classes A, B, and C for the Alpha Series, the Growth & Income Series, and the World Bond-Debenture Series, and Classes A. B. C. and P of the International Series are offered by this Statement of Additional Information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.


Shareholder Liability. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Company's Declaration of Trust, the trustees may, without shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company.


The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company's outstanding and entitled to vote at the meeting.


The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements for the fiscal year ended October 31, 1999 with respect to the Alpha Series, Growth & Income Series, International Series, World Bond-Debenture Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Securities Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Lord Abbett

Micro-Cap Growth Fund
Micro-Cap Value Fund


Class Y Shares
Prospectus
March 1, 2000


Micro-Cap Growth Fund
Micro-Cap Value Fund


[LOGO]

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

          Class Y shares of the Fund are neither offered to the general public nor are available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                   The Funds


        Information about the goal/       Micro-Cap Growth Fund               2
    principal strategy, main risks,       Micro-Cap Value Fund                5
              performance, and fees
                       and expenses


                                Your Investment

           Information for managing       Purchases                           8
                  your Fund account       Redemptions                         9
                                          Distributions and Taxes             9
                                          Services For Fund Investors         10
                                          Management                          10

                              For More Information

                  How to learn more       Other Investment Techniques         11
                    about the Funds       Glossary of Shaded Terms            14


                             Financial Information

     Financial highlights and line        Micro-Cap Growth Fund               15
     graph comparison                     Micro-Cap Value Fund                17



      How to learn more about the         Back Cover
 Funds and other Lord Abbett Funds

                                                           Micro-Cap Growth Fund


Goal / Principal Strategy

     The Fund's investment objective is long-term capital appreciation.

     To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. The Fund may also invest up to 10% of its assets in foreign micro-cap stocks.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     We may take temporary defensive positions by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


Main Risks

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     Stocks of the smaller companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When small-cap investing is out of favor, the Fund's share prices may decline even though the companies the Fund holds have sound fundamentals. Micro-cap companies may still be developing. They may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

     Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.

     Growth stocks may grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's potential for growth is wrong, the price of the company's stock may decrease below the price at which the Fund purchased the stock.

     Foreign securities may present increased market, liquidity, currency, political, information and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



We or the Growth Fund refers to the Micro-Cap Growth Fund of Lord Abbett Securities Trust (the "Company"). The Growth Fund operates under the supervision of the Company's Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About the Fund. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



2 The Funds

                             Micro-Cap Growth Fund


Performance

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]
1999  - 51.2%

Best Quarter   4th Q `99  28.0%              Worst Quarter   3rd Q `99    -4.3%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------
Share Class                                    1 Year         Since Inception(1)

Class Y shares                                 51.23%              60.86%
--------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)              37.16%              37.16%

(1)  The date of inception for Class Y is 12/15/98.

(2) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


                                                                     The Funds 3

                                                           Micro-Cap Growth Fund


Fees and expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                         Class Y

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge none Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                         1.50%
Other Expenses                                                             0.46%
Total Annual Fund Operating Expenses                                       1.96%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Example

--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                      1 Year      3 Years      5 Years     10 Years

Class Y shares                    $199         $615        $1,057       $2,285
--------------------------------------------------------------------------------

Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


Lord Abbett is currently waiving its management fees and subsiding the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at any time. The total operationg expense ratio with the fee waiver and expense subsidy is 0.00% of the average net assets.



4 The Funds

                                                            Micro-Cap Value Fund

Goal / Principal Strategy


     The Fund's investment objective is long-term capital appreciation.

     To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. The Fund may also invest up to 10% of its assets in foreign micro-cap stocks.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     We may take temporary defensive positions by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


Main Risks

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

     Stocks of the smaller companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When small-cap investing is out of favor, the Fund's share prices may decline even though the companies the Fund holds have sound fundamentals. Micro-cap companies may still be developing. They may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

     Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.

     There is also the risk that an investment may never reach what we think is its full value.

     Foreign securities may present increased market, liquidity, currency, political, information and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


We or the Value Fund refers to the Micro-Cap Value Fund of Lord Abbett Securities Trust (the "Company"). The Value Fund operates under the supervision of the Company's Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About the Fund. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



                                                                     The Funds 5

                                                            MICRO-CAP VALUE FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

1999  - 20.1%

 BEST QUARTER   2ND Q `99  21.2%              WORST QUARTER   1ST Q `99    -7.3%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1999
--------------------------------------------------------------------------------

SHARE CLASS                                     1 YEAR        SINCE INCEPTION(1)
Class Y shares                                  20.05%              22.18%
--------------------------------------------------------------------------------
Center for Research Security
PRICES INDEX "CRSP 9-10 INDEX"(2)               37.16%              37.16%

(1)  The date of inception for Class Y is12/15/98.

(2) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.



6 The Funds

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
                                                                         CLASS Y

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)               none
--------------------------------------------------------------------------------
Maximum  Deferred  Sales Charge                                            none
Annual Fund  Operating  Expenses  (Expenses
deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                         1.50%
Other Expenses                                                             0.56%
Total Annual Fund Operating Expenses                                       2.06%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                        1 YEAR      3 YEARS      5 YEARS     10 YEARS

Class Y shares                      $209         $646        $1,108       $2,390
--------------------------------------------------------------------------------



Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


Lord Abbett is currently waiving its management fees and sibsiding the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at any time. The total operationg expense ratio with the fee waiver and expense subsidy is 0.00% of the average net assets.



                                                                     The Funds 7

                                Your Investment

Purchases

     Class Y shares. Class Y shares are purchased at net asset value ("NAV") with no sales charge. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     Who May Invest? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributors in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares, in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account
     basis;  and  (3)  institutional  investors,   such as   retirement  plans,
     companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     Buying Shares Through Your Dealer. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United
     Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your account number and your name.


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Funds.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


8 Your Investment

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trade Dept. minimum wire:
     $1,000. Your wire redemption request must be received by your Fund before the close of the NYSE for money to be wired on the next business day.



DISTRIBUTIONS AND TAXES


     Each Fund normally pays its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in your Fund in which you are invested, unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchanage of your shares.



Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an Eligible Guarantor.


                                                               Your Investment 9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored Funds.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.



MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee for each Fund, computed and payable monthly, at a rate of 1.5% of each Fund's average daily net assets. For the fiscal year ended October 31, 1999, Lord Abbett waived its entire management fee and subsidized other expenses of each Fund. In addition each Fund pays all expenses not expressly assumed by Lord Abbett.


     Lord Abbett uses a team of portfolio managers and analysts acting together to manage each Fund's investments.

     Micro-Cap Growth Fund. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Lesley-Jane Dixon, and Rayna Lesser. Mr. McGruder and Ms. Dixon have been with ord Abbett since 1995, Ms. Lesser has been with Lord Abbett since 1996. Before joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Ms.Lesser joined Lord Abbett directly from Barnard College.

     Micro-Cap Value Fund. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Gregory M. Macosko and Gerard S.E. Heffernan, Jr. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996. Mr. Heffernan joined Lord Abbett in 1998; before that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.



10 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Foreign Securities. Each Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. Each Fund may hold foreign securities which trade on days when such Fund does not sell shares. As a result, the value of each Fund's portfolio securities may change on days an investor may not purchase or sell such Fund's shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Foreign Currency Hedging Techniques. Both Funds may use foreign currency hedging techniques. Although the Funds do not normally engage in extensive currency hedging, they may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a Fund to lock in a specified ex-change rate for a period of time. If our forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Although such contracts will be used primarily to protect each Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and each Fund's returns could be reduced.

     In addition, forward foreign currency contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force a Fund to cover its pur-



                                                         For More Information 11
     chase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of each Fund to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Each Fund may also purchase foreign currency put and call options, subject to certain limitations.

     There is the possibility that the foreign currency hedging techniques will not work as anticipated.

     Futures Contracts and Options on Future Contracts. Each Fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a specified financial instrument or index at a specific future date and price. Neither Fund will enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of such Fund's total assets.

     Options Transactions. Each Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. Each Fund may only sell (write) covered call options. This means that each Fund may only sell call options on securities it owns.When a Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The Micro-Cap Growth Fund and Mirco-Cap Value Fund may write only covered put options to the extent that cover for such options does not exceed 25% of each Fund's net assets. Each Fund will not buy an option if, as a result of such purchase, more than 20% of such Fund's total assets would be invested in premiums for such options.

     Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a Fund could lose money.

     Risks  of  Futures   Contracts   and   Options   Transactions.  The Fund's
     transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the portfolio managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     Stock Index Futures. The Micro-Cap Value Fund may invest in stock index futures. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a spec-



12 For More Information
     ific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     Participation in the stock index futures markets involves investment risks and transaction costs to which the Micro-Cap Value Fund would not be subject absent the use of these strategies. If the Micro-Cap Value Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of stock index futures include: (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

     The Micro-Cap Value Fund may not purchase or sell stock index futures if, immediately after a purchase or sale, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Micro-Cap Value Fund will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Micro-Cap Value Fund's net assets.

     The Micro-Cap Value Fund's ability to enter into stock index futures and listed options is limited by certain tax requirements in order to qualify as a regulated investment company.

     When-Issued or Delayed Delivery Securities. The Micro-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The Fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.
     At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.



                                                         For More Information 13

GLOSSARY OF SHADED TERMS

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering class Y shares.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe
\    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett
     Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


14 For More Information

                                                           Micro-Cap Growth Fund



FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


--------------------------------------------------------------------------------
                                                        Class Y Shares
--------------------------------------------------------------------------------
                                                       Year Ended October 31,
Per Share Operating Performance:                            1999
Net asset value, beginning of period(a)                    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income(b)                                     .02
 Net realized and unrealized gain on investments             2.55
Total from investment operations                             2.57
Net asset value, end of period                             $12.57
Total Return(c)                                             25.70%
Ratios to Average Net Assets:(c)
 Expenses, including waiver                                   --
--------------------------------------------------------------------------------
 Expenses, excluding waiver                                  1.71%
--------------------------------------------------------------------------------
 Net investment income                                        .19%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    Year Ended October 31,
--------------------------------------------------------------------------------
Supplemental Data For All Classes:                           1999
Net assets, end of period (000)                             $1,404
--------------------------------------------------------------------------------
Portfolio turnover rate                                     41.18%
--------------------------------------------------------------------------------


(a)      Commencement of operations for class of shares: December 15, 1998.
(b)      Calculated using average shares outstanding during the period.
(c)      Not annualized.

                                                        Financial Information 15

Micro-Cap Growth Fund


Line Graph Comparison


     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               NAV       CRSP 9-10
12/15/98       10000
12/31/98       10870     10000
01/31/99       12460     10594
02/28/99       11180      9899
03/31/99       10840      9689
04/30/99       11560     10509
05/31/99       12080     10831
06/30/99       13420     11251
07/31/99       13650     11437
08/31/99       12760     11159
09/30/99       12840     11058
10/31/99       12570     11000
--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                         Life/2
--------------------------------------------------------------------------------
 Class Y                                 25.70%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 31, 1998.

(2)  The inception date for Class Y is 12/15/98.



16 Financial Information

                                                            Micro-Cap Value Fund


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


--------------------------------------------------------------------------------
                                                           Class Y Shares
--------------------------------------------------------------------------------
                                                       Year Ended October 31,
Per Share Operating Performance:                               1999
Net asset value, beginning of period(a)                       $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income(b)                                        .12
 Net realized and unrealized gain on investments                 .63
Total from investment operations                                 .75
Net asset value, end of period                                $10.75
Total Return(c)                                                 7.60%
Ratios to Average Net Assets:(c)
 Expenses, including waiver                                       --
--------------------------------------------------------------------------------
 Expenses, excluding waiver                                     1.80%
--------------------------------------------------------------------------------
 Net investment income                                          1.08%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       Year Ended October 31,
--------------------------------------------------------------------------------
Supplemental Data For All Classes:                              1999
Net assets, end of period (000)                                $1,152
--------------------------------------------------------------------------------
Portfolio turnover rate                                        30.38%
--------------------------------------------------------------------------------


(a)      Commencement of operations for class of shares: December 15, 1998.
(b)      Calculated using average shares outstanding during the period.
(c)      Not annualized.

                                                        Financial Information 17

                                                            Micro-Cap Value Fund


Line Graph Comparison


     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               NAV       CRSP 9-10
12/15/98       10000
12/31/98       10270     10000
01/31/99       10390     10594
02/28/99        9750      9899
03/31/99        9520     9689
04/30/99       10530     10509
05/31/99       10950     10831
06/30/99       11540     11251
07/31/99       11550     11437
08/31/99       11290     11159
09/30/99       11050     11058
10/31/99       10760     11000

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                      Life/2
--------------------------------------------------------------------------------
 Class Y                              7.60%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 31, 1998.
(2)  The inception date for Class Y is 12/15/98.



18 Financial Information

     More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fundd, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Micro-Cap Growth Fund
     Lord Abbett Micro-Cap Value Fund

     90 Hudson Street
     Jersey City, NJ 07302-3973
     --------------------------
     SEC file number: 811-7358


To obtain information:

By telephone.  Call the Funds at:
800-426-1130


By mail.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LAMC-Y-1-300
(3/00)

LORD ABBETT


Statement of Additional Information                                March 1, 2000

                          LORD ABBETT SECURITIES TRUST
                        Lord Abbett Micro-Cap Growth Fund
                        Lord Abbett Micro-Cap Value Fund

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated March 1, 2000.

Shareholder inquiries should be made by contacting the Funds directly or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



                      TABLE OF CONTENTS                    PAGE

             1.       Investment Policies                          2
             2.       Trustees and Officers                       11
             3.       Investment Advisory and Other Services      15
             4.       Portfolio Transactions                      16
             5.       Purchases, Redemptions
                      and Shareholder Services                    17
             6.       Performance                                 18
             7.       Taxes                                       19
             8.       Information About The Company               20
             9.       Financial Statements                        20

Lord Abbett Securities Trust (the "Company" or the "Funds") was organized as a Delaware business trust on February 26, 1993, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company has six funds, but only Class Y shares of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are described in this Statement of Additional Information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.



                                       1.
                               Investment Policies


Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with the investment restrictions in this Section 1 will be determined at the time of purchase or sale of the portfolio investments.

Non-Fundamental Investment Restrictions. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

     (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors/trustees of the Funds or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' Prospectuses and statements of additional information, as they may be amended from time to time; or

     (10) buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, trustees, partners or employees, any securities other than its shares.

INVESTMENT TECHNIQUES


Each Fund intends to utilize, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants, and covered call options. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

Borrowing. Each Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each Fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.


Call Options On Stock. Each Fund may, from time to time, write call options on its portfolio securities. Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Funds' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund' were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

Generally, the Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of Fund Management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.


Closed-End Investment Companies. The Micro-Cap Value Fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if the Fund and the closed-end investment company both charge a management fee. No more than 5% of the Fund's gross assets may be invested in Closed-End Investment Companies.

Covered Call Options. Each Fund may write covered call options, which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by the Securities and Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitment with respect to such written options.

Diversification. Each Fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. U. S. government securities are not subject to these requirements.


Financial Futures Contracts. Each Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities that differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by it's outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time they enter into a futures contract, a Fund is required to deposit with the custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand and liquidity for futures contracts and the securities underlying the contracts. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Foreign Currency Hedging Techniques. Each Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Foreign Currency Put And Call Options. Each Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. The premiums paid for such currency put options will not exceed 5% of the net assets of a Fund. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency invested in to cover such call writing or to be crossed.

A call option written by each Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Each Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund or in such cross currency (referred to above) to cover such call writing.

Each Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. A Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Each Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Illiquid Securities. Each Fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the Fund would like. Each Fund may invest up to 15% of its assets in illiquid securities. Some securities of micro-cap companies may be restricted as to resale or may be highly illiquid.

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities;
(v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.


Limitations On The Purchases And Sales Of Stock Options, Options On Stock Indices And Stock Index Futures. Each Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Fund will not (a) write puts having an aggregate exercise price greater than 25% of its total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Options And Financial Futures Transactions. Each Fund may engage in options and financial futures transactions in accordance with their investment objective and policies. Although each Fund is not currently employing such options and financial futures transactions, they may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Options On Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Fund would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the Fund would lose the premium paid therefor.

Put Options On Stock. Each Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund management believes a more defensive and less fully invested position is desirable in light of market conditions. If Fund management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Each Fund may only write covered put options to the extent that cover for such options does not exceed 25% of its net assets. Each Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


Rights And Warrants. Each Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 5% of the value of the Fund's gross assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Risks Of Options On Indices. The Micro-Cap Value Fund's purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Risks Of Transactions In Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although each Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


Rule 144A Securities. Both Funds may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to the Securities and Exchange Commission Rule 144A ("Rule 144A"). Under Rule 144A, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Fund's liquidity during periods of decreased market interest in such securities.

Short Sales. The Micro-Cap Value Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Micro-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.

Stock Index Options. Except as describe below, the Micro-Cap Value Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Stock Index Futures. The Micro-Cap Value Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Funds' portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Funds' net assets.

Special Risks Of Writing Calls On Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Funds will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Funds' portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the call is written and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks Of Purchasing Puts And Calls On Indices. If the Micro-Cap Value Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                              Trustees and Officers


The Company's Board of Directors is responsible for the management of the business and affairs of each Fund.

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President


The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.


E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York


Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri


Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.


Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York


Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group, both private equity investment funds (since 1990). Age 57.


Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois


Partner in the law firm of Wildman, Harrold, Allen & Dixon since 1990). Age 69.


John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida


Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut


Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Group, Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of DenAmerican Corp., J. B. Williams Company, Inc., Fountainhead Water Company, Exigent Diagnostics. Age 66.


Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York


President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision Corporation. Age 71.


Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York


Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as a Director of Ace, Ltd. (NYSE). Age 62.

     The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                   For the Fiscal Year Ended October 31, 1999
                   ------------------------------------------

         (1)               (2)                       (3)                        (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Paid by the Fund and
                           Compensation              Twelve Other Lord          Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund/1                Funds/2                    Funds/3
----------------           ---------------------     ------------------------   -----------------------
E. Thayer Bigelow          $1,709                    $17,622                    $ 57,720
William H.T. Bush*         $1,703                    $15,846                    $ 58,000
Robert B. Calhoun, Jr.**   $1,680                    $12,276                    $ 57,000
Stewart S. Dixon           $1,725                    $32,420                    $ 58,500
John C. Jansing            $1,680                    $41,108/4                  $ 57,250
C. Alan MacDonald          $1,695                    $26,763                    $ 57,500
Hansel B. Millican, Jr.    $1,695                    $37,822                    $ 57,500
Thomas J. Neff             $1,753                    $20,313                    $ 59,660


*Elected as of  August 13, 1998
**Elected as of June 17, 1998


1. Outside directors'/trustees' fees, including attendants fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees may be deferred under a plan ("equity-based plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999.

3. The fourth column shows aggregate compensation, including directors'/ trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/ trustees have chosen to defer but does not include amounts accrued under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the outside directors/trsutees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Towle, and Walsh are partners of Lord Abbett; the others are employees:


Executive Vice Presidents:
Zane E. Brown, age 48;

Robert P. Fetch, age 47;

W. Thomas Hudson, Jr., age 58;

Stephen I. McGruder, age 56;

Robert G. Morris, age 55.

Eli M. Salzman, age 35 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);



Vice Presidents:


Joan Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

Daniel E. Carper, age 48;

Lesley Jane Dixon, age 36;

Gerard S. E. Heffernan, age 36 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Timothy W. Horan, age 45;



Cinda C. Hughes, age 37 (with Lord Abbett since 1998, formerly Analyst/Director, Equity Research at Phoenix Investment Counsel from 1996 to 1998, prior thereto Associate Strategist - Small Cap Stocks at Paine Webber, Inc./Kidder, Peabody & Co., Inc.);

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Jerald Lanzotti, age 32;

Gregory M. Macosko, age 52 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Quest Advisory Inc.);

A. Edward Oberhaus, age 40;

Tracie Richter, age 32 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);


Fernando Saldanha, age 45;



Christopher J. Towle, age  42;

John J. Walsh, age 63;

Treasurer:
Donna M. McManus, age 39, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).


The Company does not hold an annual meeting of shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meeting may be called at any time by certain officers of the Company or by a majority of the Board of Trustees (I) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund's outstanding shares entitled to vote at the meeting..


As of February 1, 2000, our partners, officers and trustees, as a group, owned approximately 100% of each Funds' outstanding shares. As of February 1, 2000, there were no other record holders of 5% or more of each Funds' outstanding shares. The ownership of each Fund's outstanding shares represents the initial investment. It is anticipated that over time this percentage of ownership will decrease.



                                       3.
                     Investment Advisory And Other Services


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at the annual rate of 1.50 of 1% for each of the Micro-Cap Growth Fund and the Micro-Cap Value Fund. These fees are allocated among the classes of each Fund based on the classes' proportionate share of each Fund's average daily net assets. For the fiscal year ended October 31, 1999, such fees amounted to $13,059 for Micro-Cap Growth Fund; and $10,786 for Micro-Cap Value Fund. For the fiscal year ended October 31, 1999, such fees for both the Micro-Cap Growth Fund and Micro-Cap Value Fund were waived.


Each Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds.


Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors/trustees have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:
Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri, acts as the transfer agent and dividend disbursing agent for the Funds.


                                       4.
                             Portfolio Transactions

The Company's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if we consider it advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal year ended October 31, 1999, we paid total commissions to independent broker-dealers of $6,057.

                                       5.
                             Purchases, Redemptions
                            And Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Company values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Lord Abbett Investment Trust - High Yield Fund, Core Fixed Income Fund, and Strategic Core Fixed Income Fund, Lord-Abbett - Bond-Debenture Fund, Lord Abbett Developing Growth Fund, Lord Abbett Mid-Cap Value Fund, Lord Abbett Research Fund - Growth Opportunities Fund, Small-Cap Value Series and Large-Cap Value Series, and Lord Abbett Securities Trust - International Series.


Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                   Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

                                       7.
                                      Taxes

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by each Fund from its investment income and distributions of its net realized long-term capital gains are taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. Each Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders applicable subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to U. S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Fund.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Funds purchase shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to their shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If a Fund was to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternataively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain with respect to the investment would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold the investment.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       8.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements for the fiscal year ended October 31, 1999 with respect to Micro-Cap Growth Fund and Micro-Cap Value Fund and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Reports to Shareholders of the Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.